UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2008

Warwick Valley Telephone Company
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-11174	14-1160510
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

47 Main Street, Warwick , New York		10990
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	845-986-8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On Tuesday, April 29, 2008 Warwick Valley Telephone Company (the "Company") issued a press release indicating that the Board of Directors had declared a regular quarterly dividend of $0.20 per share on the Company’s Common Shares and a regular quarterly dividend of $1.25 per share on the outstanding 5,000 shares of the Company’s 5% Preferred Shares. These dividends are payable on June 30, 2008 to shareholders of record as of June 20, 2008. The Company’s press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release entitled, "Warwick Valley Telephone Company Declares Dividend," dated April 29, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warwick Valley Telephone Company

April 29, 2008	By:	Duane W. Albro

Name: Duane W. Albro
Title: President & CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press release entitled, “Warwick Valley Telephone Company Declares Dividend,” dated April 29, 2008.